                                   OPTION AGREEMENT

     THIS OPTION AGREEMENT (this "OPTION AGREEMENT") is made as of February 26, 1998, by and between 99 CENTS Only Stores, a California corporation (the "COMPANY") and Mark Ravich ("OPTIONEE").

                                       RECITALS

     A. The Company proposes to make a tender offer (the "OFFER") to acquire all of the issued and outstanding shares of Common Stock of Universal International, Inc., a Minnesota corporation ("UNIVERSAL").

     B. In connection with the Offer, Optionee and the Company have entered into that certain Consulting Agreement of even date herewith, pursuant to which Optionee has agreed to provide certain consulting services to the Company as more fully set forth therein, and the Company has agreed to compensate Optionee for agreeing to provide such consulting services by entering into this Option Agreement and granting to Optionee the option contained herein.

     C. Optionee and the Company desire to enter into this Option Agreement to compensate Optionee for agreeing to enter into the Consulting Agreement.

                                      AGREEMENT

     NOW THEREFORE, in consideration of the foregoing recitals, and the terms, conditions and covenants contained herein, the Company and Optionee agree as follows:

     1. GRANT OF OPTION. The Company hereby grants to Optionee the right and option (the "OPTION"), upon the terms and subject to the conditions set forth in this Option Agreement, to purchase all or any portion of 15,000 shares of the Common Stock of the Company at a per share exercise price of $33.5625 (such shares of Common Stock are collectively referred to herein as the "SHARES," and such per share exercise prices are collectively referred to herein as the "EXERCISE PRICE").

     2. TERM OF OPTION. The Option shall terminate and expire on the earlier to occur of (x) that date prior to the commencement of the Offer on which the Company announces that it has determined not to proceed with the Offer, (y) that date following the commencement of the Offer but prior to such time (if any) that the Company actually purchases any shares of the Common Stock of Universal pursuant to the Offer on which the Offer is terminated, and (iii) February 19, 2005. Upon request of Optionee, following the date the Company actually purchases any shares of the Common Stock of Universal pursuant to the Offer, the Company will issue to Optionee a new Option Agreement replacing this Option Agreement which will restate this
Section 2 to read as follows: "2. Term of Option. The Option shall terminate and expire on February 19, 2005."

     3.   EXERCISE PERIOD.   The Option shall become exercisable (in whole or
in part) on first business day following the date that the Company actually purchases shares of the Common Stock of Universal pursuant to the Offer (the "Closing"). Upon request of Optionee, following the Closing, the Company will issue to Optionee a new Option Agreement replacing this Option Agreement which will restate this Section 3 to read as follows: "The Option is exercisable (in whole or in part)."

     4. EXERCISE OF OPTION. There is no obligation to exercise the Option, in whole or in part. The Option may be exercised, in whole or in part, only by delivery to the Company of:

          (a) written notice of exercise stating the number of Shares then being purchased (the "PURCHASED SHARES"); and

          (b)  payment of the Exercise Price of the Purchased Shares, either
(1) in cash, or (2) by (i) delivery to the Company of other shares of Common Stock with an aggregate Fair Market Value equal to the total Exercise Price of the Purchased Shares, (ii) by withholding from the Purchased Shares due Optionee upon exercise, that number of shares with a Fair Market Value of the exercise price due; or (iii) in any other form of legal consideration that may be acceptable to the Board. In the event the Option is exercised for less than all of the Shares, the Company shall, concurrent with its delivery of the Purchased Shares, deliver to Optionee a new Option Agreement identical to this Option Agreement representing the right to purchase that number of Shares that remain unexercised.

          Following receipt of the notice and payment referred to above, the Company shall issue and deliver to Optionee a stock certificate or stock certificates evidencing the Purchased Shares; PROVIDED, HOWEVER, that the Company shall not be obligated to issue a fraction or fractions of a share of its Common Stock, and may pay to Optionee, in cash or by check, the Fair Market Value of any fraction or fractions of a share exercised by Optionee. "FAIR MARKET VALUE" shall be determined as follows: (1) if the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable; (2) if the Common Stock is quoted on the Nasdaq System (but not on the Nasdaq National Market) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the bid and asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable; and (3) in the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

     5.   ADJUSTMENTS UPON RECAPITALIZATION.

          (a) Subject to the provisions of Section 5(b), if any change is made in the Common Stock, without receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company) the Option will be appropriately adjusted in the class(es) and number of shares and price per share of stock subject to the Option. Such adjustments shall be reasonably made by the Board. The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company."

          (b) In the event of: (1) a dissolution, liquidation or sale of substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; or (3) a reverse merger in which the Company is the surviving corporation but the shares of the Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then, at the sole discretion of the Board and to the extent permitted by applicable law, the Option shall continue in full force and effect and, if applicable, the surviving corporation or an Affiliate of such surviving corporation shall assume the Option and/or shall substitute similar option or award in place of the Option.

          (c) To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made reasonably by the Board.

          (d) The provisions of this Section 5 are intended to be exclusive, and Optionee shall have no other rights arising under this Option Agreement upon the occurrence of any of the events described in this Section 5.

          (e) The grant of the Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure, or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

     6. WAIVER OF RIGHTS TO PURCHASE STOCK. By signing this Option Agreement, Optionee acknowledges and agrees that neither the Company nor any other person or entity is under any obligation to sell or transfer to Optionee any option or equity security of the Company, other than the Shares subject to the Option and any other right or option to purchase Common Stock which was previously granted in writing to Optionee by the Board. By signing this Option Agreement, Optionee specifically waives all rights which he or she may have had prior to the date of this Option Agreement to receive any option or equity security of the Company.

     7. LEGEND ON STOCK CERTIFICATES. Optionee agrees that all certificates representing the Purchased Shares will be subject to such stock transfer orders and other restrictions (if any) as the Company may reasonably determines to be necessary under the rules, regulations and other requirements of the Commission, any stock exchange upon which the Common
Stock is then listed and any applicable federal or state securities laws, and the Company may cause a legend or legends to be put on such certificates to make appropriate reference to such restrictions. If any such shares are issued with a legend, the Company shall promptly cause such legend to be removed if Optionee delivers a written opinion of counsel to the effect that the Shares are no longer to such restrictions.

     8. NO RIGHTS AS SHAREHOLDER. Except as provided in Section 5 of this Option Agreement, Optionee shall have no rights as a shareholder with respect to the Shares until the date of the issuance to Optionee of a stock certificate or stock certificates evidencing such Shares (which issuance shall not be unreasonably delayed or withheld following the date of exercise). Except as may be provided in Section 5 of this Option Agreement, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued.

     9. REGISTRATION OF SHARES. Prior to the date upon which the Shares first become exercisable under this Option Agreement, the Company shall register the resale of such Shares by Optionee pursuant to a Registration Statement on Form S-8 or S-3 (at the election of the Company) to be filed by the Company under the 1933 Act and shall maintain such Registration Statement current until the earlier to occur (x) such time as the Optionee has transferred all of the Shares, or (y) such date as the Optionee shall be eligible to transfer such shares pursuant to Rule 144 of the Securities and Exchange Commission.

     10. CHARACTER OF OPTION. The Option is not intended to qualify as an "incentive stock option" as that term is defined in Section 422 of the Code.

     11.  GENERAL PROVISIONS.

          (a) FURTHER ASSURANCES. Optionee shall promptly take all actions and execute all documents requested by the Company which the Company deems to be reasonably necessary to effectuate the terms and intent of this Option Agreement.

          (b) NOTICES. All notices, requests, demands and other communications under this Option Agreement shall be in writing and shall be given to the parties hereto as follows:

                    If to the Company:

                    99 CENTS Only Stores
                    4000 East Union Pacific Avenue
                    City of Commerce, California 90023

                    If to Optionee:

                    Mark Ravich
                    [address]
or at such other address or addresses as may have been furnished by such either party in writing to the other party hereto. Any such notice, request, demand or other communication shall be effective (i) if given by mail, 72 hours after such communication is deposited in the mail by first-class certified mail, return receipt requested, postage prepaid, addressed as aforesaid, or (ii) if given by any other means, when delivered at the address specified in this subsection (b).

          (c) OPTION TRANSFERABLE. Optionee may sell, transfer, assign or otherwise dispose of all or any portion of the Option, subject to Optionee's compliance with all applicable laws. In the event the Optionee shall sell, transfer, assign or otherwise dispose of all or any portion of the Option, the Company shall deliver to Optionee (and in the event the Optionee shall sell, transfer, assign or otherwise dispose of less than all of the Option, to Optionee and the transferee of such portion of the Option) a new Option Agreement identical to this Option Agreement representing the right to purchase that number of Shares so transferred or retained, as the case may be.

          (d) SUCCESSORS AND ASSIGNS. Except to the extent specifically limited by the terms and provisions of this Option Agreement, this Option Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns, heirs and personal representatives.

          (e) GOVERNING LAW. THIS OPTION AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MINNESOTA APPLICABLE TO CONTRACTS MADE IN, AND TO BE PERFORMED WITHIN, THAT STATE.

          (f) NO RIGHT OF SET-OFF. The obligations of the Company hereunder are conditioned upon Optionee's performance of its obligations under Section 1 and Section 2 of that certain Stockholder Support Agreement, dated the date hereof, by and between Optionee and the Company (the "Support Agreement"). Except as provided in the preceding sentence, the Company shall have no right to set off any obligation owing from Optionee to the Company against the Company's obligations hereunder. Further, no breach or alleged breach by Optionee under any other agreement with the Company or otherwise shall in any manner modify or otherwise excuse the Company from performing its obligations under this Agreement. Upon request of Optionee following performance of Optionee's obligations under Section 1 and Section 2 of the Support Agreement and delivery of this Option Agreement to the Company for cancellation, the Company will issue to Optionee a new Option Agreement replacing this Option Agreement which will restate this Section 11(f) to read as follows: "(f) No right of Set-Off. The Company shall have no right to set off any obligation owing from Optionee to the Company against the Company's obligations hereunder. Further, no breach or alleged breach by Optionee under any other agreement with the Company or otherwise shall any manner modify or otherwise excuse the Company from performing its obligations under this Agreement."

          (g) MISCELLANEOUS. Titles and captions contained in this Option Agreement are inserted for convenience of reference only and do not constitute a part of this Option Agreement for any other purpose. Except as specifically provided herein, neither this Option Agreement nor any right pursuant hereto or interest herein shall be assignable by any of the parties hereto without the prior written consent of the other party hereto.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective on the day and year first hereinabove set forth.

                         99 CENTS ONLY STORES


                         By: /s/ David Gold
                            --------------------------
                         Its: Chairman of the Board,
                              Chief Executive Officer
                              and President


                          /s/ Mark Ravich
                          ----------------------------
                          Mark Ravich

                                   OPTION AGREEMENT

     THIS OPTION AGREEMENT (this "OPTION AGREEMENT") is made as of February 26, 1998, by and between 99 CENTS Only Stores, a California corporation (the "COMPANY") and Mark Ravich ("OPTIONEE").

                                       RECITALS

     A. The Company proposes to make a tender offer (the "OFFER") to acquire all of the issued and outstanding shares of Common Stock of Universal International, Inc., a Minnesota corporation ("UNIVERSAL").

     B. In connection with the Offer, Optionee and the Company have entered into that certain Consulting Agreement of even date herewith, pursuant to which Optionee has agreed to provide certain consulting services to the Company as more fully set forth therein, and the Company has agreed to compensate Optionee for agreeing to provide such consulting services by entering into this Option Agreement and granting to Optionee the option contained herein.

     C. Optionee and the Company desire to enter into this Option Agreement to compensate Optionee for agreeing to enter into the Consulting Agreement.

                                      AGREEMENT

     NOW THEREFORE, in consideration of the foregoing recitals, and the terms, conditions and covenants contained herein, the Company and Optionee agree as follows:

     1. GRANT OF OPTION. The Company hereby grants to Optionee the right and option (the "OPTION"), upon the terms and subject to the conditions set forth in this Option Agreement, to purchase all or any portion of 9,375 shares of the Common Stock of the Company at a per share exercise price of $40.00 (such shares of Common Stock are collectively referred to herein as the "SHARES," and such per share exercise prices are collectively referred to herein as the "EXERCISE PRICE").

     2. TERM OF OPTION. The Option shall terminate and expire on the earlier to occur of (x) that date prior to the commencement of the Offer on which the Company announces that it has determined not to proceed with the Offer, (y) that date following the commencement of the Offer but prior to such time (if any) that the Company actually purchases any shares of the Common Stock of Universal pursuant to the Offer on which the Offer is terminated, and (iii) February 19, 2005. Upon request of Optionee, following the date the Company actually purchases any shares of the Common Stock of Universal pursuant to the Offer, the Company will issue to Optionee a new Option Agreement replacing this Option Agreement which will restate this
Section 2 to read as follows: "2. Term of Option. The Option shall terminate and expire on February 19, 2005."

     3. EXERCISE PERIOD. The Option shall become exercisable (in whole or in part) on the first business day following the date that the Company actually purchases any shares of the Common Stock of Universal pursuant to the Offer (the "Closing"). Upon request of Optionee, following the Closing, the Company will issue to Optionee a new Option Agreement replacing this Option Agreement which will restate this Section 3 to read as follows: "The Option is exercisable (in whole or in part)."

     4. EXERCISE OF OPTION. There is no obligation to exercise the Option, in whole or in part. The Option may be exercised, in whole or in part, only by delivery to the Company of:

          (a) written notice of exercise stating the number of Shares then being purchased (the "PURCHASED SHARES"); and

          (b)  payment of the Exercise Price of the Purchased Shares, either
(1) in cash, or (2) by (i) delivery to the Company of other shares of Common Stock with an aggregate Fair Market Value equal to the total Exercise Price of the Purchased Shares, (ii) by withholding from the Purchased Shares due Optionee upon exercise, that number of shares with a Fair Market Value of the exercise price due; or (iii) in any other form of legal consideration that may be acceptable to the Board. In the event the Option is exercised for less than all of the Shares, the Company shall, concurrent with its delivery of the Purchased Shares, deliver to Optionee a new Option Agreement identical to this Option Agreement representing the right to purchase that number of Shares that remain unexercised.

          Following receipt of the notice and payment referred to above, the Company shall issue and deliver to Optionee a stock certificate or stock certificates evidencing the Purchased Shares; PROVIDED, HOWEVER, that the Company shall not be obligated to issue a fraction or fractions of a share of its Common Stock, and may pay to Optionee, in cash or by check, the Fair Market Value of any fraction or fractions of a share exercised by Optionee. "FAIR MARKET VALUE" shall be determined as follows: (1) if the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable; (2) if the Common Stock is quoted on the Nasdaq System (but not on the Nasdaq National Market) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the bid and asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable; and (3) in the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

     5.   ADJUSTMENTS UPON RECAPITALIZATION.

          (a) Subject to the provisions of Section 5(b), if any change is made in the Common Stock, without receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company) the Option will be appropriately adjusted in the class(es) and number of shares and price per share of stock subject to the Option. Such adjustments shall be reasonably made by the Board. The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company."

          (b) In the event of: (1) a dissolution, liquidation or sale of substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; or (3) a reverse merger in which the Company is the surviving corporation but the shares of the Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then, at the sole discretion of the Board and to the extent permitted by applicable law, the Option shall continue in full force and effect and, if applicable, the surviving corporation or an Affiliate of such surviving corporation shall assume the Option and/or shall substitute similar option or award in place of the Option.

          (c) To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made reasonably by the Board.

          (d) The provisions of this Section 5 are intended to be exclusive, and Optionee shall have no other rights arising under this Option Agreement upon the occurrence of any of the events described in this Section 5.

          (e) The grant of the Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure, or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

     6. WAIVER OF RIGHTS TO PURCHASE STOCK. By signing this Option Agreement, Optionee acknowledges and agrees that neither the Company nor any other person or entity is under any obligation to sell or transfer to Optionee any option or equity security of the Company, other than the Shares subject to the Option and any other right or option to purchase Common Stock which was previously granted in writing to Optionee by the Board. By signing this Option Agreement, Optionee specifically waives all rights which he or she may have had prior to the date of this Option Agreement to receive any option or equity security of the Company.

     7. LEGEND ON STOCK CERTIFICATES. Optionee agrees that all certificates representing the Purchased Shares will be subject to such stock transfer orders and other restrictions (if any) as the Company may reasonably determines to be necessary under the rules, regulations and other requirements of the Commission, any stock exchange upon which the Common Stock is then listed and any applicable federal or state securities laws, and the Company may cause a legend or legends to be put on such certificates to make appropriate reference to such restrictions. If any such shares are issued with a legend, the Company shall promptly cause such legend to be removed if Optionee delivers a written opinion of counsel to the effect that the Shares are no longer to such restrictions.

     8. NO RIGHTS AS SHAREHOLDER. Except as provided in Section 5 of this Option Agreement, Optionee shall have no rights as a shareholder with respect to the Shares until the date of the issuance to Optionee of a stock certificate or stock certificates evidencing such Shares (which issuance shall not be unreasonably delayed or withheld following the date of exercise). Except as may be provided in Section 5 of this Option Agreement, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued.

     9. REGISTRATION OF SHARES. Prior to the date upon which the Shares first become exercisable under this Option Agreement, the Company shall register the resale of such Shares by Optionee pursuant to a Registration Statement on Form S-8 or S-3 (at the election of the Company) to be filed by the Company under the 1933 Act and shall maintain such Registration Statement current until the earlier to occur (x) such time as the Optionee has transferred all of the Shares, or (y) such date as the Optionee shall be eligible to transfer such shares pursuant to Rule 144 of the Securities and Exchange Commission.

     10. CHARACTER OF OPTION. The Option is not intended to qualify as an "incentive stock option" as that term is defined in Section 422 of the Code.

     11.  GENERAL PROVISIONS.

          (a) FURTHER ASSURANCES. Optionee shall promptly take all actions and execute all documents requested by the Company which the Company deems to be reasonably necessary to effectuate the terms and intent of this Option Agreement.

          (b) NOTICES. All notices, requests, demands and other communications under this Option Agreement shall be in writing and shall be given to the parties hereto as follows:

                    If to the Company:

                    99 CENTS Only Stores
                    4000 East Union Pacific Avenue
                    City of Commerce, California 90023

                    If to Optionee:

                    Mark Ravich
                    [address]

or at such other address or addresses as may have been furnished by such either party in writing to the other party hereto. Any such notice, request, demand or other communication shall be effective (i) if given by mail, 72 hours after such communication is deposited in the mail by first-class certified mail, return receipt requested, postage prepaid, addressed as aforesaid, or (ii) if given by any other means, when delivered at the address specified in this subsection (b).

          (c) OPTION TRANSFERABLE. Optionee may sell, transfer, assign or otherwise dispose of all or any portion of the Option, subject to Optionee's compliance with all applicable laws. In the event the Optionee shall sell, transfer, assign or otherwise dispose of all or any portion of the Option, the Company shall deliver to Optionee (and in the event the Optionee shall sell, transfer, assign or otherwise dispose of less than all of the Option, to Optionee and the transferee of such portion of the Option) a new Option Agreement identical to this Option Agreement representing the right to purchase that number of Shares so transferred or retained, as the case may be.

          (d) SUCCESSORS AND ASSIGNS. Except to the extent specifically limited by the terms and provisions of this Option Agreement, this Option Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns, heirs and personal representatives.

          (e) GOVERNING LAW. THIS OPTION AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MINNESOTA APPLICABLE TO CONTRACTS MADE IN, AND TO BE PERFORMED WITHIN, THAT STATE.

          (f) NO RIGHT OF SET-OFF. The obligations of the Company hereunder are conditioned upon Optionee's performance of its obligations under Section 1 and Section 2 of that certain Stockholder Support Agreement, dated the date hereof, by and between Optionee and the Company (the "Support Agreement"). Except as provided in the preceding sentence, the Company shall have no right to set off any obligation owing from Optionee to the Company against the Company's obligations hereunder. Further, no breach or alleged breach by Optionee under any other agreement with the Company or otherwise shall in any manner modify or otherwise excuse the Company from performing its obligations under this Agreement. Upon request of Optionee following performance of Optionee's obligations under Section 1 and Section 2 of the Support Agreement and delivery of this Option Agreement to the Company for cancellation, the Company will issue to Optionee a new Option Agreement replacing this Option Agreement which will restate this Section 11(f) to read as follows: "(f) No right of Set-Off. The Company shall have no right to set off any obligation owing from Optionee to the Company against the Company's obligations hereunder. Further, no breach or alleged breach by Optionee under any other agreement with the Company or otherwise shall any manner modify or otherwise excuse the Company from performing its obligations under this Agreement."

          (g) MISCELLANEOUS. Titles and captions contained in this Option Agreement are inserted for convenience of reference only and do not constitute a part of this Option Agreement for any other purpose. Except as specifically provided herein, neither this Option Agreement nor any right pursuant hereto or interest herein shall be assignable by any of the parties hereto without the prior written consent of the other party hereto.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective on the day and year first hereinabove set forth.



                         99 CENTS ONLY STORES


                         By: /s/ David Gold
                            --------------------------
                         Its: Chairman of the Board,
                              Chief Executive Officer
                              and President

                         /s/ Mark Ravich
                         -----------------------------
                         Mark Ravich